Contacts:	Rob Capps, Co-CEO Mitcham Industries, Inc. 936-291-2277
Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600

MITCHAM INDUSTRIES SEEKS SHAREHOLDER APPROVAL FOR REINCORPORATION IN DELAWARE AS PART OF PLAN TO
REBRAND AS

MIND TECHNOLOGY, INC.
New name to reflect Company’s core competencies as a leading provider of innovative marine technology and products

THE WOODLANDS, TX – June 3, 2020 – Mitcham Industries, Inc. (NASDAQ: MIND) (“Mitcham” or the “Company”) today announced that the Company is seeking shareholder approval for a reincorporation from the State of Texas to Delaware, which will include rebranding and renaming the Company MIND Technology, Inc. Please refer to the Definitive Proxy that was filed with the Securities and Exchange Commission on May 29, 2020, accessible at http://ir.mitchamindustries.com/ under SEC filings, and that will be mailed to shareholders in the near future for more details on the proposed reincorporation.

Rob Capps, Co-Chief Executive Officer, stated, “After making significant progress over the past year transforming Mitcham away from its traditional oil and gas activities, we strongly believe our rebranding effort better reflects our technological advantages and core competencies, and will enhance our sales and marketing efforts to our target markets and end customers.

“In connection with these proposed changes and in recognition of our focus on our marine technology products business, as well as recent changes in the global energy markets, we think that it’s now appropriate to further de-emphasize our land seismic leasing business. Accordingly, we have decided to make no new investments in land seismic lease pool equipment and will attempt to maximize the value of our existing operations and equipment through leasing or sales transactions. We are also taking steps to adjust the cost structure of this portion of our business to reflect the ongoing operations.

“We encourage shareholders to support this and the other proposals contained in the Proxy Statement when they vote their proxies so we can begin rebranding immediately thereafter,” concluded Capps.

CONFERENCE CALL REMINDER
Management has scheduled a conference call for Thursday, June 11th at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) to discuss fiscal 2021 first quarter results and its rebranding efforts. To access the call, please dial (412) 902-0030 and ask for the Mitcham Industries call at least 10 minutes prior to the start time. Investors may also listen to the conference live on the Mitcham Industries corporate website, http://www.mitchamindustries.com, by logging onto the site and clicking “Investor Relations.” A telephonic replay of the conference call will be available through June 18, 2020 and may be accessed by calling (201) 612-7415 and using passcode 13703929#. A webcast archive will also be available at http://www.mitchamindustries.com shortly after the call and will be accessible for approximately 90 days. For more information, please contact Dennard Lascar Investor Relations by email mind@dennardlascar.com.

ABOUT MITCHAM INDUSTRIES

Mitcham Industries, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, Mitcham has a global presence with operating locations in the United States, Canada, Singapore, Malaysia, Hungary, Colombia and the United Kingdom. Mitcham’s worldwide Marine Technology Products segment, which includes its Seamap and Klein Marine Systems units, designs, manufactures and sells specialized, high performance, marine sonar and seismic equipment.

Forward-looking Statements

Certain statements and information in this press release concerning results for the quarter ended January 31, 2020 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.